MEMBERS Mutual Funds

Supplement Dated July 15, 2010 to the Prospectus

This Supplement dated July 15, 2010 amends the Prospectus of MEMBERS Mutual Funds dated February 28, 2010.  Please keep this Supplement with your records.

Page 29:  Equity Income Fund.  Principal Investment Strategies.  The fourth sentence of the second paragraph is deleted and replaced with:

The fund may invest the remainder of its common stock investments in companies that meet the fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap” (generally, stocks with a market capitalization similar to those companies in the Russell Midcap® Index).

Page 33:  Large Cap Value Fund, Annual Fund Operating Expenses

The total annual fund operating expenses for Class Y has been amended to read 0.91%.

Page 35:  Large Cap Value Fund, Portfolio Management

Effective July 1, 2010, Jay Sekelsky replaced Dan Julie as co-portfolio manager of the fund.  Mr. Sekelsky is an Executive Director of Madison and serves as the firm’s Chief Investment Officer and head of equity investments. He joined Madison in 1990, and has earned both the Certified Public Accountant (“CPA”) and Certified Financial Advisor (“CFA”) designations.

Page 39:  Mid Cap Fund.  Principal Investment Strategies.  The first sentence of the first paragraph is deleted and replaced with:

The fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies (generally, stocks with a market capitalization similar to those companies in the Russell Midcap® Index).

Page 43:  Small Cap Fund.  Principal Investment Strategies.  The second sentence of the first paragraph is deleted and replaced with:

For purposes of this fund, “small cap companies” are those with market capitalizations that are within the range of capitalizations of companies represented in the Russell 2000® Index.

Page 63:  Portfolio Management:  Large Cap Value Fund

All references to Mr. Julie contained in this section of the Prospectus relating to the fund are replaced with Mr. Sekelsky.

4460-P1125-SUP (0710)

MEMBERS Mutual Funds

Supplement dated July 15, 2010 to
Statement of Additional Information dated February 28, 2010 (“SAI”)

PORTFOLIO MANAGERS

Effective July 1, 2010, Jay Sekelsky replaced Dan Julie as co-portfolio manager of the Large Cap Value Fund.  As of July 1, 2010, Mr. Sekelsky did not own any shares of any series of the Trust, and he managed other accounts for the fund complex as follows:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$655,262,372	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,646	$1,178,099,932	0	$0

INVESTMENT PRACTICES

•	The first paragraph on Page 23 under the header “Shares of Other Investment Companies,” is deleted and replaced with:

Shares of Other Investment Companies

Each fund, other than the Target Allocation Funds, may invest up to 10% of its assets in shares of other investment companies.  Each fund, other than the Target Allocation Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act.  The statutory limits are that immediately after any investment:  (a) not more than 5% of a fund’s total assets are invested in the securities of any one investment company; (b) not more than 10% of a fund’s total assets are invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates.  Notwithstanding the foregoing, each fund may invest in shares of money market funds in excess of the above-described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the Investment Company Act of 1940.

•	The Higher-Risk Securities and Practices Table chart of page 27 is updated to reflect the Illiquid Securities limitation for the Cash Reserves Fund at 5%.

•	A new sub-heading in the “INVESTMENT PRACTICES” section is added at the end of that section, as follows:

Designation of NRSROs for Cash Reserves Fund

Pursuant to Rule 2a-7 under the Investment Company Act of 1940 and with regard to the Cash Reserves Fund, the Board of Trustees of the Trust has designated the following nationally recognized statistical rating organizations (“NRSROs”) whose ratings the Board considers to be reliable: (1) Standard & Poor’s; (2) Moody’s; (3) Fitch; and (4) Dun & Bradstreet.

INVESTMENT LIMITATIONS

•	Item (3) in the third paragraph on Page 28, under the header “Investment Limitations,” is deleted and replaced with:

(3)	purchase any security which is not readily marketable if more than 15% (5% for the Cash Reserves Fund) of the net assets of the fund taken at market value, would be invested in such securities.

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

The proxy voting policy for Madison Asset Management, LLC is amended to add the following before the sub-heading “ERISA Fiduciary Accounts” section on page A-3 (page 70 of the document):

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for MEMBERS Mutual Funds and Ultra Series Fund

The proxy voting policy and procedures of MEMBERS Mutual Funds and the Ultra Series Fund, (the “Trusts”), reflect the policies and procedures of the Trust’s investment advisor, Madison Asset Management, LLC (“Madison”) and are incorporated into the Madison Investment Advisors, Inc. written compliance and procedures manual.  In addition, the Trusts’ policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Shenkman Capital Management, Inc., Lazard Asset Management LLC, Wellington Management Company, LLP, Paradigm Asset Management Company, LLC and Mondrian Investment Partners Limited.

With respect to the proxy voting function relative to the Trusts, each Trust’s Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Trusts’ sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trusts. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that each Trust’s Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.

Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor the Trusts will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.

4460-P1124A-SUP (0710)